UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2011

TTM TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-31285	91-1033443
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2630 South Harbor Boulevard, Santa Ana, CA	92704
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 327-3000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
We held our 2011 annual meeting of stockholders on May 24, 2011. The final results of the voting for the six proposals submitted to stockholders at the annual meeting are set forth below. Each of the items below is more fully described in our definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2011.

Proposal 1	-	Election of Directors
Each of the following nominees for director was elected to serve a three-year term expiring at our 2014 annual meeting of stockholders based on the following vote:

Name	Votes For	Votes Withheld	Broker Non-Votes
Kenton K. Alder	67,488,756	446,264	5,584,679
Philip G. Franklin	67,708,837	226,183	5,584,679
Jacques S. Gansler	65,550,343	2,384,677	5,584,679

Proposal 2	-	Advisory Vote on Compensation of Named Executive Officers
The compensation of our named executive officers was approved on an advisory basis based on the following vote:

Votes For:	63,864,361
Votes Against:	869,940
Abstain:	3,200,718
Broker Non-Votes:	5,484,680

Proposal 3	-	Advisory Vote on Frequency of Future Stockholder Advisory Votes on Compensation of Named Executive Officers
Stockholders recommended that the advisory vote on the compensation of our named executive officers be held every three years based on the following vote:

One Year:	25,774,969
Two Years:	114,226
Three Years:	38,857,981
Abstain:	3,187,843
Broker Non-Votes:	5,484,680

Proposal 4	-	Ratification of Selection of Independent Registered Public Accountants
PricewaterhouseCoopers LLP was ratified as our independent registered public accountants for the fiscal year ending December 31, 2011 based on the following vote:

Votes For:	73,318,522
Votes Against:	79,969
Abstain:	21,481
Broker Non-Votes:	0

Proposal 5	-	Re-approval of Material Terms of 2006 Incentive Compensation Plan Performance Goals for Purposes of Internal Revenue Code Section 162(m)
The material terms of the performance goals for performance-based incentives under our 2006 Incentive Compensation Plan were re-approved, preserving our ability to deduct compensation associated with future performance-based incentive awards made under the plan, based on the following vote:

Votes For:	63,414,383
Votes Against:	1,333,728
Abstain:	3,186,908
Broker Non-Votes:	5,484,680

Proposal 6	-	Amendment to Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock
An amendment to our certificate of incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000, and correspondingly increase the total number of authorized shares of our capital stock from 115,000,000 to 215,000,000, was approved based on the following vote:

Votes For:	68,715,867
Votes Against:	4,661,622
Abstain:	42,207
Broker Non-Votes:	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2011	TTM TECHNOLOGIES, INC.
	By:	/s/ Steven W. Richards
Steven W. Richards
Executive Vice President and Chief Financial Officer